THE GABELLI GROWTH FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2000


                           [GRAPHIC OMITTED - 5 STARS]

               MORNINGSTAR RATED(TRADEMARK) GABELLI GROWTH 5 STARS
                  FOR THE FIVE-YEAR PERIOD ENDED 12/31/00 AMONG
           2542 DOMESTIC EQUITY FUNDS, AND THE FUND WAS RATED 4 STARS
              OVERALL AND FOR THE THREE-AND TEN-YEAR PERIODS AMONG
                4164 AND 824 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                                          [PHOTO OMITTED - HOWARD F. WARD PHOTO]
                                                             HOWARD F. WARD, CFA


TO OUR SHAREHOLDERS,

      While we can't be sure, our analysis suggests, at this time, that the earth is mostly round. Additionally, our channel checks indicate a high likelihood that January will indeed be followed by February, a month that may be cold and snowy in the North. Well loyal readers, can you imagine paying for "advice" stating the obvious? Interestingly, stating the obvious has become standard practice on Wall Street. In a few quick years, we have gone from Tom Wolfe's "masters of the universe" to CNBC's masters of the obvious. If investing was only so easy as buying the companies that everyone knows are doing well and selling the companies that everyone knows are doing poorly. Often, but not always, short-term business risk creates long term investment opportunity. I prefer being early to being late.

      Getting back to the obvious, writing annual reports like this one are less fun after a year in which the Fund and the market had negative returns. While we cannot control the direction of the market, we can control what we write. Our readers should not have been surprised by what happened to the market last year. In our December 31, 1999 annual report we said, "we enter the new century feeling a need to lower your expectations for this stock market filled with helium. The market leaders of the past year are not cheap and a reality check is past due." Further, "in the aggregate, profits will look fine but expectations for some of the new economy companies will be tough to meet." We echoed these sentiments throughout the year.

      Our recommendation, which has not changed, is to approach the stock market with a long term investment horizon and avoid leverage. Furthermore, measure your investment results over a period of at least 3 to 5 years. The stock market follows a path of rising earnings over long time periods. Any given year can result in a negative return. Improve your odds of successful investing by stretching your time horizon.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                               QUARTER
                                  -----------------------------------
                                    1ST     2ND        3RD     4TH    YEAR
                                  ------  ------    -------   -----
2000:   Net Asset Value ........  $50.10  $49.73     $46.88   $37.79  $37.79
        Total Return ...........    7.7%  (0.7)%     (5.7)%  (11.3)% (10.6)%
-------------------------------------------------------------------------------
1999:   Net Asset Value ........  $38.53  $41.38     $41.07   $46.51  $46.51
        Total Return ...........    8.8%    7.4%     (0.8)%    26.1%   46.3%
-------------------------------------------------------------------------------
1998:   Net Asset Value ........  $32.32  $33.37     $28.54   $35.40  $35.40
        Total Return ...........   12.9%    3.2%    (14.5)%    30.2%   29.8%
-------------------------------------------------------------------------------
1997:   Net Asset Value ........  $24.50  $29.25     $33.41   $28.63  $28.63
        Total Return ...........    1.5%   19.4%      14.2%     3.1%   42.6%
-------------------------------------------------------------------------------
1996:   Net Asset Value ........  $23.75  $24.34     $25.35   $24.14  $24.14
        Total Return ...........    7.2%    2.5%       4.1%     4.4%   19.4%
-------------------------------------------------------------------------------
1995:   Net Asset Value ........  $20.86  $22.99     $24.91   $22.16  $22.16
        Total Return ...........    6.0%   10.2%       8.4%     4.9%   32.7%
-------------------------------------------------------------------------------
1994:   Net Asset Value ........  $21.90  $21.23     $22.58   $19.68  $19.68
        Total Return ...........  (5.8)%  (3.1)%       6.4%   (0.5)%  (3.4)%
-------------------------------------------------------------------------------
1993:   Net Asset Value ........  $21.71  $21.84     $23.43   $23.26  $23.26
        Total Return ...........    0.6%    0.6%       7.3%     2.5%   11.3%
-------------------------------------------------------------------------------
1992:   Net Asset Value ........  $20.27  $19.72     $20.50   $21.59  $21.59
        Total Return ...........  (4.7)%  (2.7)%       4.0%     8.5%    4.5%
-------------------------------------------------------------------------------
1991:   Net Asset Value ........  $18.18  $18.02     $19.51   $21.28  $21.28
        Total Return ...........   11.7%  (0.9)%       8.3%    12.0%   34.3%
-------------------------------------------------------------------------------
1990:   Net Asset Value ........  $16.74  $17.80     $15.75   $16.27  $16.27
        Total Return ...........  (1.9)%    6.3%    (11.5)%     6.2%  (2.0)%
-------------------------------------------------------------------------------
1989:   Net Asset Value ........  $13.99  $15.73     $17.46   $17.07  $17.07
        Total Return ...........   10.6%   12.4%      11.0%     1.5%   40.1%
-------------------------------------------------------------------------------
1988:   Net Asset Value ........  $10.87  $12.40     $12.71   $12.65  $12.65
        Total Return ...........   16.1%   14.1%       2.5%     2.5%   39.2%
-------------------------------------------------------------------------------
1987:   Net Asset Value ........      --  $10.84     $11.28    $9.51   $9.51
        Total Return ...........      --    8.4%(b)    4.1%  (15.7)%  (4.9)%(b)
-------------------------------------------------------------------------------

--------------------------------------------------------
     AVERAGE ANNUAL RETURNS - DECEMBER 31, 2000 (A)

1   Year ...................................   (10.57)%
5   Year ...................................    23.66%
10 Year ....................................    19.20%
Life of Fund (b) ...........................    18.68%
--------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

                    DIVIDEND HISTORY
--------------------------------------------------------
PAYMENT (EX) DATE    RATE PER SHARE   REINVESTMENT PRICE
-----------------    --------------   ------------------
December 27, 2000        $3.845            $38.19
December 27, 1999        $5.160            $45.59
December 28, 1998        $1.745            $35.15
December 30, 1997        $5.790            $28.58
December 31, 1996        $2.324            $24.14
December 29, 1995        $3.960            $22.16
December 30, 1994        $2.790            $19.68
December 31, 1993        $0.760            $23.26
December 31, 1992        $0.646            $21.59
December 31, 1991        $0.573            $21.28
December 31, 1990        $0.460            $16.27
December 29, 1989        $0.654            $17.07
December 30, 1988        $0.377            $12.65
January 4, 1988          $0.152             $9.58

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Growth Fund (the "Fund") declined 11.27%. The Standard and Poor's ("S&P") 500 Index and the Lipper Large-Cap Growth Fund Average declined 7.82% and 18.30%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 10.57% in 2000. The S&P 500 Index and Lipper Large-Cap Growth Fund Average declined 9.10% and 16.22%, respectively, over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Fund had a cumulative total return of 30.79%, versus cumulative total returns of 10.22% and 17.38% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively.

      For the ten-year period ended December 31, 2000, the Fund's total return averaged 19.20% annually, versus average annual total returns of 17.44% and 16.96% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through December 31, 2000, the Fund had a cumulative total return of 951.96%, which equates to an average annual total return of 18.68%.

                           [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                  THE GABELLI GROWTH FUND AND THE S&P 500 INDEX

              GABELLI GROWTH FUND     S&P 500 INDEX
4/10/87             $10,000              $10,000
                      9,510                8,490
12/88                13,238                9,891
                     18,546               13,016
12/90                18,175               12,612
                     24,409               16,459
12/92                25,507               17,282
                     28,389               19,027
12/94                27,424               19,274
                     36,380               26,521
12/96                43,449               32,289
                     61,958               43,071
12/98                80,421               55,432
                    117,616               67,089
12/00               105,184               60,984

ECONOMIC BACKGROUND

      While technically it remains too early to claim we are in a recession, there can be no doubt that the economy has slowed by a material degree. That "Perfect Storm" described by our friend, economist Ed Hyman, of higher oil prices, central bank tightening, and declining stock prices, left the economy in need of some tender, loving care as the year wound down. Enter Dr. Greenspan with scalpel in hand during the first week of 2001. For the first time since the 1998 financial crises, the good doctor ordered up a 50 basis point cut in the Fed Funds rate--to 6.00% from 6.50%--and did it in-between regularly scheduled check-ups. To underscore the doctor's serious concerns, he also clipped 50 basis points over two days off the Fed's official

Discount Rate, dropping it to 5.50% from 6.00%. For good measure, Wall Street's favorite medicine man made it clear that more cutting was likely. With this, the era of "irrational exuberance" officially ends. The Fed is no longer hostile to the stock market. Note that the Fed Funds rate remains well above the yield on both 30 and 10 year Treasuries, which stand at 5.50% and 5.10%, respectively. Consequently, the Fed is not leading the credit markets with lower rates but remains well behind the markets, leaving plenty of room for additional rate reductions. An additional 100 basis points of easing is possible.

      With manufacturing contracting and consumer spending on the wane, and layoffs mounting, the Fed is expected to ease several more times this year. Retailers just suffered the worst Christmas selling season in at least five years. As for manufacturing, the closely watched National Association of Purchasing Management Index is at its lowest level since 1991, and fell more steeply over the course of 2000 than in any year since 1979. The Government's estimate of third quarter Gross Domestic Product ("GDP") growth is 2.4% annualized, which is the slowest quarterly report in four years. This was a meaningful drop from the 5.6% pace of growth in last year's second quarter. In this environment, many companies are having trouble meeting earnings expectations. Help is coming. This is not Japan. Declining interest rates will stimulate economic activity. Rates on 30-year mortgages recently fell below 7.00% for the first time since April of 1999. Rates on 15-year mortgages have fallen to 6.49%, a 21 month low. The housing market has a tremendous impact on the health of the overall economy and it always responds to lower interest rates. That said, the GDP numbers for the first and second quarters of 2001 would reflect the weakness cited above. We hope for positive growth of 1% or 2%, otherwise known as a "soft landing", with a stronger second half as lower rates kick in. At the risk of stating the obvious, I am not worried about inflation. Finally, the power shortages and rolling black outs in California will, to a degree, further muffle economic activity in that important state.
Dr. Greenspan, its your move.

THE STOCK MARKET

      The confidence factor surfaced in the final three months of the year. The Nasdaq stock market was down 22% in November, its worst month since the infamous October of 1987, ending the month 50% below its March high, wiping out most of the previous year's gains. The market's confidence in the sustainability of what is the longest economic expansion on record seemed to evaporate during the quarter. The combination of a valuation correction with a stumbling economy served up a double dose of bad tasting medicine. Yuck. On a positive note, the public, with few exceptions, held in there and did not panic. I'm afraid I can't say so much for many Wall Street analysts. We had an analyst panic folks. How do they sleep at night, pulling their buy recommendations on stocks after they have declined by 50, 60 or 70%? Economic slowdown? Tell us something we don't know. Do their products cause cancer? Did they issue false and misleading financial statements? Do they have aliens on their Board? At least I could understand rating downgrades for these reasons. Yes, the CNBC penguins are alive and well, writing "research" reports on Wall Street. Pulp Fiction indeed.

      While I am not the kind of person who gloats, I have, in occasional moments of weakness, patted myself on the back, just a little bit. That said, it is with great restraint - not to mention discipline - that I refrain from gloating about calling the demise of the "dotcoms" while stressing the importance of earnings, the benefits of diversification, and the advantages of adhering to a valuation framework. The classy thing for me to do is not mention it, so I won't. And besides, who would I eat lunch with? Mario, Caesar, Barbara, Hart and Marc would ditch me. It's not worth it. The mania is over. Forget about it. It's time to move on. A lot of people did just that in the fourth quarter, cleansing their portfolios of losers, as tax loss selling reached toxic levels. A number of former market "darlings" were pummeled. Of course, some of the selling was legitimate, particularly in the speculative dotcoms, as they headed for intensive care or the graveyard. Expectations were too high. Too many investors believed the hype.

      Clearly, expectations have followed stock prices lower. In addition to the usual worries about earnings, Fed policy and consumer spending, investors were treated to ugly tales of dotcom bankruptcies, high yield debt market woes, OPEC supply cutting threats, CEO margin calls, Japanese bank losses and a rapidly deteriorating power supply situation in California. It has taken a while for the seriousness of the Golden State's predicament to register, as it has a surreal quality to it. Most of California's problems deal with natural disasters like earthquakes, mud-slides, chronic water shortages and forest fires. Okay, yes, there is the occasional riot, serial killing and celebrity overdosing kind of thing. Just ask Mark Furman. But those are less common. Are you telling me the land of The Beach Boys, Hollywood, Napa, Beverly Hills, Stanford, Cal Tech, Steinbeck, Pebble Beach, Clint Eastwood, The Rose Bowl, Silicon Valley, Yosemite and the Bing Crosby Pro Am is out of electricity? How is that possible? I must be dreaming. Honestly, I don't think anybody truly knows what to make of this. My point is simply that if the stock market was in need of a "wall of worry" to climb, that wall is standing tall again, like it did for most of the eighties and nineties.

PORTFOLIO HIGHLIGHTS

      All that stock market weakness in the fourth quarter provided more than a few opportunities to boost some of our holdings in stocks that seemed to fall indiscriminately. No, we are not investing in voting machines. We could not resist the temptation to add to technology holdings such as Corning, Sun Microsystems, Nortel, Analog Devices, Dell Computer and Texas Instruments as they were tossed aside like so many Firestone tires. They were on sale, with prices more than 50% below recent highs. For the record, we reduced our holdings in many of these names in January and February of last year at much higher prices. Similarly, weakness in media stocks led us to shop for bargains like Time Warner (now AOL/Time Warner), Viacom and Clear Channel Communications. In financial services, our old friend Charles Schwab Corp. was on sale and we bought.

      What did we sell to finance these undervalued growth purchases? We took advantage of the strength in pharmaceutical stocks. We modestly reduced our positions in Pfizer (up 42% for the year), Baxter (up 41%), Eli Lilly (up 40%), Merck (up 39%), Schering Plough (up 34%) and Johnson and Johnson (up 13%). Additionally, we sold a few shares of State Street (up 70% for the year) and Northern Trust (up 54%). These companies remain substantial holdings and we will add to them at the right price. However, in the fourth quarter, the relative risk/reward favored the out-of-favor technology and media stocks.

      Holdings with the best quarterly returns were Merck (up 26%), The Interpublic Group (up 25%), Schering Plough (up 22%), Tellabs (up 18%), Emerson Electric (up 18%), Qualcomm (up 15%) and Eli Lilly (up 15%). For the year, our top performers were financials and drugs, led by State Street (up 70%), Merrill Lynch (up 64%), Northern Trust (up 54%), Mellon (up 44%), Pfizer (up 42%), Baxter (up 41%), Eli Lilly (up 40%) and Merck (up 39%).

      At year's end, our largest industry sector weights were technology (32%), financial services (22%), healthcare (16%) and media (13%).

LOOKING AHEAD

      It's a new year for us now, so we won't dwell on last year's successes and failures. The important question revolves around what to do now. A year is a long time. Honestly, other than Mario, I can't think of anyone that was in love with electric utilities last year at this time, and they were the best performing stock group for the year. I think some of the groups that were heavily sold in December have a good shot at being heroic this year. I am talking about technology, media, and telecommunications. I take some comfort in the knowledge that bear markets begin when the economy is doing well and bull markets commence when the economy is gasping for air, much as it appeared in December. This is due to the anticipatory nature of the stock market. Like me, the market is sometimes wrong, but never in doubt.

      After a mind-altering year in the stock market, some of you may be tempted by the relative stability of bonds. For some of you bonds may make cents (sic). If you have tuition bills to pay and can't sleep at night, I understand. If you cannot afford the luxury of making a multiyear commitment to stocks, I understand. Bonds play a role for specific investors not the least of which is generating an income stream, which is increasingly tough to do with the stocks of good quality companies. However, with Treasuries yielding less than 6%, bonds should not be regarded as wealth generators. In 1981, when Treasuries were yielding more than 15%, bonds were in fact genuine money makers. Today, bonds provide a refuge from stock market volatility, but they won't make you rich. If you view yourself as an investor, not a speculator, who appreciates the attractive returns generated by quality growth stocks over time, then you should view the current stock market environment as an attractive opportunity.

      The circumstances we face in January 2001 are materially different from last year. Prices, expectations, interest rates and speculative activity are all down big time. The IPO market for new issues is effectively closed. The Fed is easing, not tightening. The collapse of the Nasdaq and the dotcoms has restored market discipline by reintroducing the element of risk. Many testosterone rich CEOs have been brought down a notch or two, as have many fund managers and analysts. The crowds have thinned at industry conferences. I can't sing it, but I ask, "Where Have All the Cowboys Gone?" President Bush is expected to seek tax cuts and regulatory relief. Such moves help the bottom line. Additionally, a friendly Fed is good for earnings and valuations. If you have confidence in the long-term prosperity of corporate America, then "Remember the Titans" driving that growth. We own them.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES INC. (ADI - $51.1875 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments. The company is also a leader in converters, which enable the analog and digital chips to communicate with each other. The company's business is well diversified by industry, with only a 5% exposure to wireless handsets and a 10% exposure to personal computers. Earnings and revenues are growing at strong rates and we expect this to continue for several years.

AOL-TIME WARNER INC. (AOL - $34.80 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 26 million subscribers to its America Online service. In addition, the company is the largest operator of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with strong growth in operating cash flow expected to continue for the foreseeable future.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $48.4375 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. The first half of 2001 will show some slowing in advertising growth rates, reflecting the slower economy and the loss of dotcom business. Fundamentals should improve in the second half of the year and the company should be back on a strong growth track.

EMC CORP. (EMC - $66.50 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks
(SANs). EMC is the vendor of choice for Internet Service Providers, just as Cisco is for routers and Sun is for Client Servers. We expect strong growth in the foreseeable future.

MARSH & MCLENNAN COMPANIES INC. (MMC - $117.00 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. While Putnam's growth is expected to slow this year, we expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a mid-teen rate in 2001.

MELLON FINANCIAL CORP. (MEL - $49.1875 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues, and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $81.5625 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings will continue to grow at a mid-teen rate, powered by growth in assets under management, which exceed $200 billion. We regard the company as a trophy property within the financial sector.

PFIZER INC. (PFE - $46.00 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $4 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a high rate for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol),Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $124.21 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6 trillion under custody. Additionally, the company is a major asset manager itself with over $500 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial services company.

TELLABS INC. (TLAB - $56.50 - NASDAQ) is a rapidly growing provider of telecommunications equipment. The company is in the early stages of a new product cycle for which it has received little attention. Earnings should grow at an extraordinary rate this year. The company's stock should benefit from the growing visibility of new products over the next 18 months. Tellabs is one of the most profitable telecommunications equipment companies with operating margins of 30%.

TEXAS INSTRUMENTS INC. (TXN - $47.375 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines (DSLs). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a healthy rate over the next few years, although year 2001 earnings will be hurt by the slowing in economic growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO              WHAT                       WHEN
----             -----                      -----
Mario Gabelli    Chief Investment Officer   First Monday of each month
Howard Ward      Large Cap Growth           First Tuesday of each month
Barbara Marcin   Large Cap Value            Last Wednesday of each month

                 SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                 ----------------
Tim O'Brien      Utilities Industry
Caesar Bryan     International Investing
Ivan Arteaga     Telecom and Media
Hart Woodson     Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Investing is not a science. If you are inclined to believe otherwise, I suggest you read Roger Lowenstein's, WHEN GENIUS FAILED, which is a fascinating account of the rise and fall of Long Term Capital Management. You may recall this outfit, run by financial scholars with legendary credentials and a handful of traders. They nearly sank the world's financial markets with their outsized egos, large helpings of leverage, and somewhat mindless technical trading strategies. Fortunately, I am not smart enough to get into that kind of trouble. I must complement Roger Lowenstein, whose other book, BUFFETT: THE MAKING OF AN AMERICAN CAPITALIST, is another excellent read. If you made it this far into this report, then you would enjoy both of these books. Finally, I just want to thank you for placing your confidence in us. This may be another tricky year. I can assure you we will stay focused on making long term investments in America's best established growth companies.

       The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.


                                                     Sincerely,

                                                     \S\SIGNATURE
                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager
January 25, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000

Mellon Financial Corp.                  Marsh & McLennan Companies Inc.
State Street Corp.                      Qualcomm Inc.
Tellabs Inc.                            Analog Devices Inc.
Pfizer Inc.                             Schering-Plough Corp.
Texas Instruments Inc.                  Cisco Systems Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                            COST            VALUE
-----------                                    --------------   --------------

              COMMON STOCKS -- 98.6%
              BROADCASTING -- 2.2%
  1,731,600   Clear Channel
               Communications Inc.+ ........   $   98,862,392   $   83,874,375
                                               --------------   --------------
              BUSINESS SERVICES -- 5.3%
  1,225,000   Automatic Data
               Processing Inc. .............       39,900,400       77,557,812
  1,898,100   Interpublic Group
               of Companies Inc. ...........       57,423,409       80,787,881
    522,000   Omnicom Group Inc. ...........       32,432,725       43,260,750
                                               --------------   --------------
                                                  129,756,534      201,606,443
                                               --------------   --------------
              CABLE -- 0.8%
    730,000   Comcast Corp., Cl. A,
               Special .....................       28,188,809       30,477,500
                                               --------------   --------------
              COMMUNICATIONS EQUIPMENT -- 18.4%
  2,596,000   Cisco Systems Inc.+ ..........      135,009,940       99,297,000
  1,040,000   Corning Inc. .................       51,485,753       54,925,000
  4,735,000   Motorola Inc. ................      194,821,672       95,883,750
    920,000   Nokia Corp., Cl. A, ADR ......       39,549,581       40,020,000
  2,430,000   Nortel Networks Corp. ........      129,473,114       77,911,875
  1,668,000   Qualcomm Inc.+ ...............      108,809,385      137,088,750
  3,570,000   Tellabs Inc.+ ................      209,723,711      201,705,000
                                               --------------   --------------
                                                  868,873,156      706,831,375
                                               --------------   --------------
              COMPUTER HARDWARE -- 2.7%
  2,520,000   Dell Computer Corp.+ .........       93,706,392       43,942,500
    850,000   Hewlett-Packard Co. ..........       43,752,517       26,828,125
  1,180,000   Sun Microsystems Inc.+ .......       18,489,785       32,892,500
                                               --------------   --------------
                                                  155,948,694      103,663,125
                                               --------------   --------------
              COMPUTER SOFTWARE AND SERVICES -- 3.0%
  1,140,000   America Online Inc.+ .........       65,406,842       39,672,000
    620,000   EMC Corp.+ ...................       13,116,256       41,230,000
    755,000   Microsoft Corp.+ .............       55,803,734       32,842,500
                                               --------------   --------------
                                                  134,326,832      113,744,500
                                               --------------   --------------
              DIVERSIFIED INDUSTRIAL -- 1.7%
    810,000   Emerson Electric Co. .........       53,565,912       63,838,125
                                               --------------   --------------
              ELECTRONICS -- 9.4%
  2,530,000   Analog Devices Inc.+ .........      204,997,703      129,504,375
  2,950,000   Intel Corp. ..................      105,231,659       89,237,500
  3,026,000   Texas Instruments Inc. .......      145,722,883      143,356,750
                                               --------------   --------------
                                                  455,952,245      362,098,625
                                               --------------   --------------
              ENTERTAINMENT -- 3.4%
    750,000   Time Warner Inc. .............       49,485,272       39,180,000
  1,935,851   Viacom Inc., Cl. B+ ..........       81,242,945       90,501,034
                                               --------------   --------------
                                                  130,728,217      129,681,034
                                               --------------   --------------
              FINANCIAL SERVICES -- 22.6%
    570,000   Goldman Sachs Group Inc. .....       50,920,123       60,954,375
  1,213,500   Marsh & McLennan
               Companies Inc. ..............       75,643,305      141,979,500
  4,321,000   Mellon Financial Corp. .......      124,112,444      212,539,188
  1,120,000   Merrill Lynch & Co. Inc. .....       50,369,747       76,370,000
  1,104,900   Northern Trust Corp. .........       35,465,963       90,118,406
  1,430,000   Schwab (Charles) Corp. .......       46,620,199       40,576,250

                                                                    MARKET
  SHARES                                            COST            VALUE
-----------                                    --------------   --------------

  1,634,400   State Street Corp. ...........   $  107,554,768   $  203,008,824
  1,079,900   Stilwell Financial Inc.+ .....       51,687,819       42,588,556
                                               --------------   --------------
                                                  542,374,368      868,135,099
                                               --------------   --------------
              HEALTH CARE -- 16.4%
    598,000   Amgen Inc.+ ..................       18,373,701       38,234,625
  1,102,000   Baxter International Inc. ....       68,584,022       97,320,375
    607,000   Johnson & Johnson ............       51,772,952       63,772,938
    650,000   Lilly (Eli) & Co. ............       47,632,665       60,490,625
    811,000   Merck & Co. Inc. .............       51,746,246       75,929,875
  4,097,500   Pfizer Inc. ..................      106,021,670      188,485,000
  1,845,000   Schering-Plough Corp. ........       79,467,627      104,703,750
                                               --------------   --------------
                                                  423,598,883      628,937,188
                                               --------------   --------------
              PUBLISHING -- 3.5%
    741,000   Dow Jones & Co. Inc. .........       47,685,525       41,959,125
    937,500   McGraw-Hill
               Companies Inc. ..............       36,644,052       54,960,938
    968,000   New York Times Co., Cl. A ....       28,359,690       38,780,500
                                               --------------   --------------
                                                  112,689,267      135,700,563
                                               --------------   --------------
              RETAIL -- 3.9%
  2,091,577   Home Depot Inc. ..............       31,350,170       95,558,924
  1,698,400   Tiffany & Co. ................       19,750,484       53,711,900
                                               --------------   --------------
                                                   51,100,654      149,270,824
                                               --------------   --------------
              SATELLITE -- 2.2%
  3,670,000   General Motors
               Corp., Cl. H+ ...............      112,732,019       84,410,000
                                               --------------   --------------
              TELECOMMUNICATIONS -- 2.1%
  1,971,747   Qwest Communications
               International Inc.+ .........       83,887,749       80,841,627
                                               --------------   --------------
              WIRELESS COMMUNICATIONS -- 1.0%
  1,030,000   Vodafone Group plc, ADR ......       48,212,068       36,886,875
                                               --------------   --------------
              TOTAL COMMON STOCKS ..........    3,430,797,799    3,779,997,278
                                               --------------   --------------
  PRINCIPAL
   AMOUNT
-----------
              U.S. GOVERNMENT OBLIGATIONS -- 1.3%
$50,246,000   U.S. Treasury Bills,
               5.59% to 6.04%++,
               due 02/22/01 to 05/03/01 ....       49,513,157       49,520,173
                                               --------------   --------------
              TOTAL
               INVESTMENTS -- 99.9% .........  $3,480,310,956    3,829,517,451
                                               ==============
              OTHER ASSETS AND LIABILITIES (NET) -- 0.1% .....       4,289,330
                                                                --------------
              NET ASSETS -- 100.0% ...........................  $3,833,806,781
                                                                ==============

 ------------------------
              For Federal tax purposes:
              Aggregate cost .................................   $3,481,810,365
                                                                 ==============
              Gross unrealized appreciation ..................   $  840,034,738
              Gross unrealized depreciation ..................     (492,327,652)
                                                                 --------------
              Net unrealized appreciation ....................   $  347,707,086
                                                                 ==============
------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                             THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $3,480,310,956) ...................  $3,829,517,451
  Cash ......................................           1,323
  Dividends receivable ......................       2,782,855
  Receivable for Fund shares sold ...........      18,964,954
  Other assets ..............................         367,481
                                               --------------
  TOTAL ASSETS ..............................   3,851,634,064
                                               --------------
LIABILITIES:
  Payable for Fund shares redeemed ..........      12,570,102
  Payable for investment advisory fees ......       3,345,512
  Payable for distribution fees .............         836,378
  Other accrued expenses ....................       1,075,291
                                               --------------
  TOTAL LIABILITIES .........................      17,827,283
                                               --------------
  NET ASSETS applicable to 101,459,845
    shares outstanding ......................  $3,833,806,781
                                               ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value  $    1,014,598
  Additional paid-in capital ................   3,484,656,831
  Distributions in excess of net realized gain
    on investments                                 (1,071,143)
  Net unrealized appreciation on investments      349,206,495
                                               --------------
  TOTAL NET ASSETS ..........................  $3,833,806,781
                                               ==============
  NET ASSET  VALUE,  offering  and
    redemption  price per share  ($3,833,806,781
    (DIVIDE)   101,459,845  shares  outstanding;
    unlimited  number  of  shares
    authorized of $0.01 par value) ..........         $ 37.79
                                                      =======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $17,774)   $  26,102,405
  Interest ..................................       2,901,538
                                                -------------
  TOTAL INVESTMENT INCOME ...................      29,003,943
                                                -------------
EXPENSES:
  Investment advisory fees ..................      38,641,739
  Distribution fees .........................       9,660,435
  Shareholder services fees .................       2,932,088
  Shareholder communications expenses .......         743,500
  Custodian fees ............................         482,896
  Registration fees .........................         473,321
  Legal and audit fees ......................         117,123
  Trustees' fees ............................          71,270
  Miscellaneous expenses ....................          71,790
                                                -------------
  TOTAL EXPENSES ............................      53,194,162
                                                -------------
  NET INVESTMENT LOSS .......................     (24,190,219)
                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investments ..........     356,236,181
  Net change in unrealized appreciation
    on investments ..........................    (845,314,442)
                                                -------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS .............................    (489,078,261)
                                                -------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................   $(513,268,480)
                                                =============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED         YEAR ENDED
                                                                                DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                                -----------------  -----------------
OPERATIONS:
  Net investment loss ........................................................   $  (24,190,219)     $  (15,338,893)
  Net realized gain on investments ...........................................      356,236,181         326,900,048
  Net change in unrealized appreciation on investments .......................     (845,314,442)        616,076,849
                                                                                 --------------      --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............     (513,268,480)        927,638,004
                                                                                 --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ...........................................     (354,803,498)       (312,444,198)
  In excess of net realized gain on investments ..............................       (1,569,082)                 --
                                                                                 --------------      --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................     (356,372,580)       (312,444,198)
                                                                                 --------------      --------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions .    1,544,999,659         678,698,282
                                                                                 --------------      --------------
  NET INCREASE IN NET ASSETS .................................................      675,358,599       1,293,892,088
NET ASSETS:
  Beginning of period ........................................................    3,158,448,182       1,864,556,094
                                                                                 --------------      --------------
  End of period ..............................................................   $3,833,806,781      $3,158,448,182
                                                                                 ==============      ==============

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $24,190,219 and decrease distributions in excess of net realized gain on investments for $497,939 with an offsetting adjustment to additional paid-in capital.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $9,660,435, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $3,242,852,321 and $2,077,031,397, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit at December 31, 2000.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                    -----------------------------      ----------------------------
                                                       SHARES          AMOUNT            SHARES           AMOUNT
                                                    -----------   ---------------      -----------    -------------
Shares sold .....................................    47,349,332   $ 2,242,974,332       23,312,269    $ 964,769,065
Shares issued upon reinvestment of dividends ....     8,467,709       323,384,072        6,422,964      292,802,709
Shares redeemed .................................   (22,269,583)   (1,021,358,745)     (14,494,427)    (578,873,492)
                                                    -----------   ---------------      -----------    -------------
    Net increase ................................    33,547,458   $ 1,544,999,659       15,240,806    $ 678,698,282
                                                    ===========   ===============      ===========    =============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                        2000         1999         1998           1997          1996
                                                     ----------   ----------   ----------      --------      --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........   $    46.51   $    35.40   $    28.63      $  24.14      $  22.16
                                                     ----------   ----------   ----------      --------      --------
   Net investment income (loss) ..................        (0.24)       (0.23)       (0.07)        (0.06)         0.03
   Net realized and unrealized gain (loss) .......
     on investments ..............................        (4.64)       16.50         8.58         10.34          4.27
                                                     ----------   ----------   ----------      --------      --------
   Total from investment operations ..............        (4.88)       16.27         8.51         10.28          4.30
                                                     ----------   ----------   ----------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................           --           --           --         (0.00)(a)     (0.02)
   In excess of net investment income ............           --           --           --         (0.00)(a)        --
   Net realized gain on investments ..............        (3.82)       (5.16)       (1.74)        (5.79)        (2.30)
   In excess of net realized gains ...............        (0.02)          --        (0.00)(a)     (0.00)(a)        --
                                                     ----------   ----------   ----------      --------      --------
   Total distributions ...........................        (3.84)       (5.16)       (1.74)        (5.79)        (2.32)
                                                     ----------   ----------   ----------      --------      --------
   NET ASSET VALUE, END OF PERIOD ................   $    37.79   $    46.51   $    35.40      $  28.63      $  24.14
                                                     ==========   ==========   ==========      ========      ========
   Total return+ .................................      (10.6)%        46.3%        29.8%         42.6%         19.4%
                                                     ==========   ==========   ==========      ========      ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........   $3,833,807   $3,158,448   $1,864,556      $943,985      $609,405
   Ratio of net investment income (loss)
     to average net assets .......................      (0.63)%      (0.68)%      (0.33)%       (0.23)%         0.12%
   Ratio of operating expenses
     to average net assets .......................        1.38%        1.37%        1.41%         1.43%         1.43%
   Portfolio turnover rate .......................          55%          52%          40%           83%           88%

--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Board of Trustees and Shareholders of
The Gabelli Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                                    /S/SIGNATURE

1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, long-term capital gains totaling $3.845 per share. For the fiscal year ended December 31, 2000, none of the distribution qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                    BOARD OF TRUSTEES
Mario J. Gabelli, CFA                Karl Otto Pohl
CHAIRMAN AND CHIEF                   FORMER PRESIDENT
INVESTMENT OFFICER                   DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                  Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT         CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK         PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita                  Anthony Torna
ATTORNEY-AT-LAW                      HERZOG, HEINE &GEDULD, INC.
ANTHONY J. COLAVITA, P.C.

James P. Conn                        Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER      MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE         BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

Dugald A. Fletcher                   Salvatore J. Zizza
PRESIDENT, FLETCHER & COMPANY, INC.  CHAIRMAN, THE BETHLEHEM
                                     CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

               OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                 Howard F. Ward, CFA
PRESIDENT AND TREASURER         PORTFOLIO MANAGER

James E. McKee
SECRETARY
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q400SR

[GRAPHIC OMITTED - MARIO GABELLI PHOTO]

THE
GABELLI
GROWTH
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000